UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2010

The Tirex Corporation
(Exact name of registrant as specified in its charter)

Delaware	33-17598-NY	22-2824362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1771 Post Road East Westport CT 06880 (MailingAddress) (Zip Code)

Registrant’s telephone number, including area code
(203) 292-6922

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)
P.O. Box 1000
Stratford CT 06614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))w
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws

On February 16, 2010, The Tirex Corporation (“Tirex”), filed with the State of Delaware an Amendment to its Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Preferred”), increasing the authorized shares of Series A Preferred by ten million (10,000,000) shares, from fifteen million (15,000,000) shares to twenty-five million (25,000,000) total shares. The Board of Directors of the Company previously approved the increase pursuant to its blank check preferred powers under Article IV of Tirex’s Certificate of Incorporation, as amended,

Concurrently, Tirex issued (i) 5,000,000 shares of Series A Preferred to John L. Threshie, (ii) 2,500,000 shares of Series A Preferred to Louis V. Muro and (iii) 2,500,000 shares of Series A Preferred Stock to Micheal Ash. The Series A Preferred provides the holder with the equivalent of 100 votes per share, as compared with one vote per share of Tirex’s common stock, on any manner properly eligible to ne put to a vote of the shareholders of the common stock of Tirex. The Series A Preferred converts into common stock of Tirex, at the Series A Preferred holder’s election, at a rate of five shares of common stock per one share of Series A Preferred converted (5-for-1).

Also, on February 17, 2010, Tirex filed with the State of Delaware an Amendment to its Certificate of Incorporation, increasing the authorized $0.001 par value common stock from the one billion, five hundred million (1,500,000,000) shares to two billion (2,000,000,000) common shares (the”Amendment”). The Board unanimously authorized the Amendment and the shareholders approved the Amendment by a majority consent of shareholder votes.

Management intends to use part of this increase in Tirex’s authorization to satisfy certain liabilities, accrued and unpaid salaries, to compensate legal counsel and consultants for services actually rendered or to be rendered and to provide working capital to further the business activities of the corporation.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Title

3.1	Amended Certificate of Designation of Series A Convertible Preferred

3.2	Certificate of Amendment to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date February 22, 2010

# Delaware

PAGE 1

The First State

*I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "THE TIREX CORPORATION", FILED IN THIS OFFICE ON THE TWELFTH DAY OF FEBRUARY, A.D. 2010, AT 5:43 O'CLOCK P.M.*

*A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.*

Jeffrey W. Bullock, Secretary of State

2135355 8100

AUTHENTICATION: 7815837

100140371

DATE: 02-16-10

You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:30 PM 02/12/2010
FILED 05:43 PM 02/12/2010
SRV 100140371 - 2135355 FILE

AMENDED CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK OF THE TIREX CORPORATION

Pursuant to Sections 141, 151 and 152 of Title 8, Chapter 1 of the Delaware Code

The Tirex Corporation, a corporation organized and existing under the laws of the state of Delaware (the "Company"), hereby certifies that, pursuant to (i) the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation of the Company, (ii) the provisions of Sections 141, 151 and 152 of Title 8, Chapter 1 of the Delaware Code, and (iii) the February 8, 2010 resolutions adopted by the Board of Directors of the Company by unanimous written consent, the Board of Directors duly adopted resolutions providing for the adoption of the Amended Certificate of Designation (the "Amended Certificate") of Series A Convertible Preferred Stock of the Company and creating the number of votes to which each share of Series A Convertible Preferred Stock is entitled, which resolutions are as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company by the Articles of Incorporation, the Board of Directors does hereby approve the increase in the number of shares designated for Series A Convertible Preferred Stock, par value $.001 per share, of the Company, to be designated "Series A Convertible Preferred Stock", to twenty five million (25,000,000) shares of the presently authorized shares of Preferred Stock. The voting powers, designations, preferences, and other rights of the Series A Convertible Preferred Stock authorized hereunder and the qualifications, limitations and restrictions of such preferences and rights remain as follows:

1. Cash Dividends. No cash dividends shall be paid with respect to the shares of Series A Convertible Preferred Stock.

2. Voting. The holders of Series A Convertible Preferred Stock ("Holders") shall bear the right to one hundred (100) votes per share on any matter properly before the shareholders for a vote. The voting rights shall be subject to all splits.

3. Conversion. The Series A Convertible Preferred Stock shall become convertible upon the earlier of the Holders. The following provisions shall apply after the Series A Convertible Preferred Stock becomes convertible:

(a) Upon the election of the holders to convert the Series A Convertible Preferred Stock, the holders of said shares of Series A Convertible Preferred Stock shall surrender the certificate or certificates for such shares at the office of the Company (or at such other place as the Company may designate by notice to the holders of shares of Series A Convertible Preferred Stock) during regular business hours, duly endorsed to the Company or in blank, or accompanied by instruments of transfer to the Company in blank, in form satisfactory to the Company and shall give written notice to the Company at such office that said holder has been instructed that the Company has elected to convert the shares of Series A Convertible Preferred Stock. The Company shall, as soon as practicable after such deposit of certificates for shares of Series A Convertible Preferred Stock, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of common stock to which such holder is entitled upon such conversion.

(b) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series A Convertible Preferred Stock to be converted and the delivery of written notice as hereinabove provided; and the person entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder of such common stock on such date.

(c) Conversion shall be as follows:

(i) The holders of all shares of Series A Convertible Preferred Stock shall be entitled to five (5) shares of common stock of the Company (the "Common Stock") for each share of Series A Convertible Preferred Stock surrendered for conversion. Fractional shares of common stock shall be rounded up to the nearest share.

(ii) The Company shall pay any and all issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of common stock on conversion of shares of Series A Convertible Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which is payable in respect of any transfer involved in the issue or delivery of common stock in a name other than that in which the shares of Series A Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

(iii) The holders of all shares of Series A Convertible Preferred Stock shall not be subject to any non-cash distributions to holders of shares of Common Stock, including without limitation, stock dividends, stock splits and securities issued in a recapitalization.

4. Fractional Shares. The Series A Preferred Stock may not be issued in fractional shares.

5. Liquidation, Dissolution, Winding Up. In the event of the liquidation or winding up of the Corporation, the holders of the Series A Convertible Preferred Stock will be entitled to receive, prior and in preference to the holders of Common Stock, an amount up to but not greater than the original purchase price per share of Series A Convertible Preferred Stock, notwithstanding the par value of the Series A Convertible Preferred Stock. The holders may choose by majority vote to treat a merger of the

Delaware

PAGE 1

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "THE TIREX CORPORATION", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF FEBRUARY, A.D. 2010, AT 11:53 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

2135355 8100

100154145

AUTHENTICATION: 7817023

DATE: 02-17-10

You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:01 PM 02/17/2010
FILED 11:53 AM 02/17/2010
SRV 100154145 - 2135355 FILE

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE TIREX CORPORATION

The undersigned President of The Tirex Corporation, a Delaware corporation (the "Corporation"), pursuant to the provisions of Sections 141, 151 & 152 of the General Corporate Law, Title 8, Chapter 1 of the Delaware Code, for the purposes of amending the Articles of Incorporation of the Corporation, does hereby certify as follows:

That (i) the Board of Directors of the Corporation in a Unanimous Consent to Action in lieu of Special Meeting of the Board of Directors, and (ii) a majority of the votes of the shareholders of the Corporation in a Consent to Action in lieu of a Special Meeting of the Stockholders, effective February 10, 2010 adopted resolutions to amend the Articles of Incorporation of the Corporation as follows:

Article IV of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

The undersigned President of Tirex Corporation, a Delaware Corporation (the "Corporation"), for the purposes of amending the Articles of Incorporation of the Corporation, does hereby certify as follows:

1. Pursuant to Section 242 of the General Corporation Law, this Amended Certificate of Incorporation restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this Corporation.

2. The text of the Amended and Restated Certificate of Incorporation is hereby amended as follows:

Article IV of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

"ARTICLES IV STOCK

ARTICLE IV

The number of shares the Corporation is authorized to issue is two billion, one hundred million (2,100,000,000) shares consisting of: (a) two billion (2,000,000,000) shares of common stock, $0.001 par value per share ("Common Stock"); and (b) one hundred million (100,000,000) shares of blank check preferred stock, $0.001 par value per share ("Preferred Stock").

A. COMMON STOCK

1. Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Preferred Stock by the Board of Directors, each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (this "Certificate") (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

B. BLANK CHECK PREFERRED STOCK

1. Issuance. The Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance of any series of Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board of Directors, but not in limitation of the powers conferred on the Board of Directors thereby and by the General Corporation Law of the State of Delaware, the Board of Directors is expressly authorized to determine with respect to each series of Preferred Stock:

1.1 The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of such shares then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

1.2 The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

1.3 The rights and preferences, if any, of the stockholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

1.4 The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

1.5 The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the stockholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

1.6 The rights, if any, of stockholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

1.7 The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;

1.8 The conditions or restrictions, if any, upon the issue of any of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

1.9 Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Certificate of Incorporation or the General Corporation Law of the State of Delaware as then in effect.

THE FOREGOING AMENDMENT to the Articles of Incorporation was duly authorized by the written consent of a majority of the shareholders of the Corporation, pursuant to Section 242 of the Delaware Code, on February 10, 2010.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series or as may be required by the provisions of the Articles of Incorporation of the Corporation, have voted in favor of the amendment is: 52%.

The undersigned President of the Corporation hereby declares that the foregoing Certificate of Amendment to Articles of Incorporation is true and correct to the best of his knowledge and belief.

IN WITNESS WHEREOF, this certificate has been executed by the undersigned on this February 10, 2010.

John Threshie Jr.
President and Chief Executive Officer